Vanguard Emerging Markets Government Bond Index Fund

Supplement to the Prospectus and Summary Prospectus Dated May 14, 2013

Subscription Period

Vanguard Emerging Markets Government Bond Index Fund is holding a subscription period from May 14, 2013, through May 30, 2013. During this period, the Fund will invest in money market instruments rather than seek to achieve its investment objective. This strategy should allow the Fund to accumulate sufficient assets to construct a complete portfolio within a single day and is expected to reduce initial trading costs.

The Fund reserves the right to terminate or extend its subscription period prior to May 30, 2013.

During the subscription period, you may invest in the Fund online (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Please see the Investing With Vanguard section of the Fund’s prospectus for more details about requesting transactions.

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Vanguard Marketing Corporation, Distributor.	PS 1120 052013